UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2023
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

DE	001-36505	46-5001985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below with respect to the Registration Rights Agreement, as defined in Item 2.01, is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 1, 2023, Viper Energy Partners LP (“Viper”) and its operating subsidiary, Viper Energy Partners LLC (“Viper OpCo” and, together with Viper, the “Buyer Parties”) completed the acquisition (the “Acquisition”) of certain mineral interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas, and other hydrocarbons (the “Assets”) from Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, “Sellers,” and affiliates of Warwick Capital Partners and GRP Energy Capital) under the previously reported Purchase and Sale Agreement, dated as of September 4, 2023, by and among the Buyer Parties and the Sellers (the “Purchase and Sale Agreement”). The total consideration for the Acquisition consisted of 9,018,760 common units representing limited partnership interests in Viper (the “Common Units”) (the “Common Unit Consideration”) and $750 million in cash (the “Cash Consideration”). The Cash Consideration for the Acquisition was funded through a combination of (i) cash on hand, (ii) proceeds from Viper’s offering of $400 million in aggregate principal amount of 7.375% Senior Notes due 2031, (iii) $200 million in net proceeds from the issuance of 7,215,007 Common Units to Viper’s parent, Diamondback Energy, Inc. (“Diamondback”), under that certain Common Unit Purchase and Sale Agreement (the “Common Unit Purchase Agreement”) described in Item 1.01 of Viper’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2023 (the “Initial 8-K”) at the same implied valuation per Common Unit as the Common Unit Consideration, and (iv) borrowings under Viper OpCo’s revolving credit facility. The Acquisition has an effective date of October 1, 2023.

As previously reported in Item 1.01 of the Initial 8-K, the Common Units issued to Sellers under the Purchase and Sale Agreement (the “Seller Common Units”) and the Common Units issued to Diamondback under the Common Unit Purchase Agreement were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

The material terms of the Purchase and Sale Agreement, the Common Unit Purchase Agreement, a description of the Assets and the material relationships among the parties and their affiliates were reported in the Initial 8-K and are incorporated herein by reference.

At closing of the Acquisition, Viper entered into a registration rights agreement with the Sellers and Warwick Royalty and Mineral Master Fund LP (collectively, the “Initial Holders”), pursuant to which (i) the Initial Holders received certain demand and piggyback registration rights with respect to the Seller Common Units and (ii) Viper agreed to file with the SEC, subject to Initial Holders’ delivery of certain financial statements for the Assets and certain other conditions, (x) within 5 days of Closing or such financial statement delivery (in the event they are delivered after Closing) or (y) if Viper has announced a conversion from a Delaware limited partnership into a Delaware corporation (the “Conversion”) within 3 days following Closing, then the first day following the effective date of the Conversion, a shelf registration statement registering for resale the Seller Common Units, cause such shelf registration statement to be declared effective promptly thereafter and cause the Seller Common Units to be listed on the Nasdaq Global Select Market (the “Registration Rights Agreement”). As previously reported in the Initial 8-K, Viper will bear all registration, offering and listing expenses relating to the Seller Common Units and the exercise by the Initial Holders of such registration rights, except that the Initial Holders will be obligated to pay all underwriting fees, discounts and commissions, placement fees of the underwriters, broker commissions and any transfer taxes and certain fees and expenses of counsel for the Initial Holders.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

The Common Units issued to Diamondback under the Common Unit Purchase Agreement are subject to the existing registration rights agreement between Viper and Diamondback, originally entered into in connection with Viper’s initial public offering, as amended and restated in connection with Viper’s recapitalization transactions completed in May 2018 and as may be further amended and restated in connection with the Conversion.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by this Item 3.02 with respect to the Common Unit Consideration under the Purchase and Sale Agreement and the Common Units issued to Diamondback under the Common Unit Purchase Agreement was previously reported in Item 3.02 of the Initial 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 1, 2023, Viper issued a press release announcing the closing of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a ) Financial Statements of Business or Funds Acquired.

The financial statements required by Item 9.01(a) of Form 8-K with respect to the Acquisition will be filed by Viper on an amendment to this Current Report on Form 8-K by not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed with the SEC.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition will be filed by Viper on an amendment to this Current Report on Form 8-K by not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed with the SEC.

(d) Exhibits

Number	Description
2.1#	Purchase and Sale Agreement, dated as of September 4, 2023, by and among Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, as sellers), Viper Energy Partners LLC (as buyer) and Viper Energy Partners LP (as parent, and collectively with Viper Energy Partners LLC, as buyer parties) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed by Viper Energy Partners LP with the SEC on September 7, 2023).
4.1*
Registration Rights Agreement, dated as of November 1, 2023, by and among Viper Energy Partners LP, Warwick Royalty and Mineral Master Fund LP, Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP.

99.1**	Press release, dated November 1, 2023, entitled “Viper Energy Partners LP, a Subsidiary of Diamondback Energy, Inc., Announces Closing of GRP Acquisition.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.
**	Furnished herewith.
#	Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	November 7, 2023

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary